April 20, 2009

BNY MELLON FUNDS TRUST
- BNY Mellon Bond Fund
- BNY Mellon Short-Term U.S. Government Securities Fund
- BNY Mellon Balanced Fund

Supplement to Statement of Additional Information
dated December 31, 2008
(Class M shares, Investor shares and Dreyfus Premier shares)

Effective April 20, 2009, the following information supplements and supersedes any contrary information contained in the Statement of Additional Information under the caption "The Funds and Their Investments-Taxable Bond Funds" with respect to BNY Mellon Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund and under the caption "The Funds and Their Investments-Balanced Fund" with respect to BNY Mellon Balanced Fund:

BNY Mellon Bond Fund, BNY Mellon Short-Term U.S. Government Securities Fund and BNY Mellon Balanced Fund may also invest in municipal bonds, municipal notes and municipal commercial paper.